UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 30, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

        000-21642                                      35-1617970
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   (Commission File Number)                   (IRS Employer Identification No.)

                7337 West Washington Street
                   Indianapolis, Indiana                            46231
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On December 23, 2004, ATA Holdings Corp. (the "Company"), its debtor affiliates and and subsidiaries (collectively, the "Debtors") and Southwest Airlines Co. ("Southwest") executed a document entitled "Bid Proposal to Purchase From, Provide a DIP Facility and Exit Facility To, and Codeshare With ATA Holdings Corp." which was dated as of December 22, 2004 (the "Bid Proposal"), pursuant to which Southwest agreed, among other things, to (i) provide the Company's subsidiary, ATA Airlines, Inc. ("ATA") with debtor-in-possession loan facility and (ii) codeshare with ATA out of specified airports. As required by the Bid Proposal, ATA and Southwest entered into a Secured Debtor-in-Possession Credit and Security Agreement dated as of December 22, 2004 (the "Credit Agreement") and the Southwest-ATA Codeshare Agreement dated as of December 22, 2004 (the "Codeshare Agreement").

     Pursuant to the Bid Proposal, the Credit Agreement and the Codeshare Agreement, Debtors were required to have a plan of reorganization confirmed by the Bankruptcy Court by September 30, 2005. On May 30, 2005, the Company and ATA, as the case may be, and Southwest entered into (i) a letter of amendment to the Bid Proposal dated as of May 23, 2005, (ii) a Fifth Amendment to Credit Agreement dated as of May 30, 2005 and (iii) a First Amendment to the Codeshare Agreement dated as of May 30, 2005, effectively extending the time period by which the Debtors must have a confirmed plan of reorganization to December 31, 2005.

     The amendments have been approved by the Air Transportation Stabilization Board and the Official Creditors Committee for the Company in its Chapter 11 case.


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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Dated:  June 1, 2005

                                     ATA HOLDINGS CORP.



                                     By:/s/Brian T. Hunt
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                                     Name:    Brian T. Hunt,
                                     Title: Vice President and General Counsel


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